Exhibit 99.1

ASB BANCORP, INC.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on September 12, 2017.

Vote by Internet

- Go to **www.investorvote.com/asbb**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Retirement Savings Plan Voting Instruction Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF PROPOSALS 1, 2 AND 3.

Proposal	For	Against	Abstain
1. Proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of May 1, 2017, by and between ASB Bancorp, Inc. and First Bancorp, under which ASB Bancorp, Inc. will merge with and into First Bancorp, as more particularly described in the Proxy Statement/Prospectus.	☐	☐	☐
2. Proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of ASB Bancorp, Inc. will receive under existing agreements or arrangements with ASB Bancorp, Inc. in connection with the merger.	☐	☐	☐
3. Proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the merger agreement.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02N1GB

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.VOTING INSTRUCTION CARD — ASB BANCORP, INC. SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSI understand that Pentegra Trust Company, the Retirement Savings Plan Trustee, is holder of record and custodian of all shares of ASB Bancorp, Inc. (the “Company”) common stock credited to me under the Asheville Savings Bank, S.S.B. Retirement Savings Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Shareholders to be held on September 19, 2017. Accordingly, you are to vote my shares as follows (please check one):THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The Retirement Savings PlanTrustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.Please date, sign and return this card in the enclosed postage-paid envelope no later than September 12, 2017.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE, BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. NNY1702209-c002 Stamp# 4

IMPORTANT SPECIAL MEETING INFORMATIONUsing a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. XSpecial Meeting Proxy CardPLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3.1. Proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of May 1, 2017, by and between ASB Bancorp, Inc. and First Bancorp, under which ASB Bancorp, Inc. will merge with and into First Bancorp, as more particularly described in the Proxy Statement/Prospectus. For Against Abstain☐ ☐ ☐2. Proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of ASB Bancorp, Inc. will receive under existing agreements or arrangements with ASB Bancorp, Inc. in connection with the merger. For Against Abstain☐ ☐ ☐3. Proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the merger agreement. For Against Abstain☐ ☐ ☐B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.NNY1702209-c002 Stamp# 502N1EB1 U PX +

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbPLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.REVOCABLE PROXY — ASB BANCORP, INC.SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints the official proxy committee of the Board of Directors of ASB Bancorp, Inc. (the “Company”), consisting of John B. Dickson, John B. Gould and Dr. Kenneth E. Hornowski, and each of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders to be held on September 19, 2017 at 10:30 a.m., local time, at The Collider, located at 1 Haywood Street, 4th Floor, Asheville, North Carolina, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The above signed acknowledges receipt from ASB Bancorp, Inc., before the execution of this proxy, a proxy statement/prospectus for the Special Meeting of Shareholders.This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed in 1, 2 and 3 above. If any other business is presented at the special meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote matters incident to the conduct of the special meeting.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.NNY1702209-c002 Stamp# 6

IMPORTANT SPECIAL MEETING INFORMATIONVoting InstructionsPlease Vote By September 12, 2017Shareholders of record have three ways to vote:1. By Mail; or 2. By Email; or 3. By FaxVALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies must be received by 3:00 a.m., Eastern Time, onSeptember 12, 2017.To Vote By Email• Scan completed voting card• Send to: Betsy.gustison@fbtservices.com• Type "ASB Bancorp Proxy Vote" in the Subject LineTo Vote By Fax• Send to First Bankers Trust Service, Inc. @ 217-228-6815Attention: Betsy GustisonPlease note that the last vote received from a shareholder, whetherby mail, email or fax, will be the vote counted.Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X2012 Equity Incentive Plan Voting Instruction CardIF YOU HAVE NOT VOTED VIA EMAIL OR FAX, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.1. Proposal to approve the Agreement and Plan of Merger andReorganization, dated as of May 1, 2017, by and betweenASB Bancorp, Inc. and First Bancorp, under which ASBBancorp, Inc. will merge with and into First Bancorp, as moreparticularly described in the Proxy Statement/Prospectus.For Against Abstain☐ ☐ ☐ 2. Proposal to approve, on a non-binding advisory basis, thecompensation that certain executive officers of ASB Bancorp,Inc. will receive under existing agreements or arrangementswith ASB Bancorp, Inc. in connection with the merger.For Against Abstain☐ ☐ ☐ 3. Proposal to approve the adjournment of the special meeting,if necessary or appropriate, including to solicit additionalproxies to approve the merger agreement.For Against Abstain☐ ☐ ☐ A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3.B Non-Voting ItemsChange of Address — Please print new address below.Meeting Attendance Mark box to the right if you plan to attend theSpecial Meeting.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.NNY1702209-c002 Stamp# 71 U PX +

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbIF YOU HAVE NOT VOTED VIA EMAIL OR FAX, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.VOTING INSTRUCTION CARD — ASB BANCORP, INC.SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSI understand that First Bankers Trust Services, Inc., the 2012 Equity Incentive Plan Trustee, is holder of record and custodian of all shares of ASB Bancorp, Inc. (the“Company”) common stock credited to my account under the ASB Bancorp, Inc. 2012 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf ofthe Company’s Board of Directors for the Special Meeting of Shareholders to be held on September 19, 2017. Accordingly, you are to vote my shares as follows (pleasecheck one):THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The 2012 Equity Incentive Plan Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.Please date, sign and return this card in the enclosed postage-paid envelope no later than September 12, 2017.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY EMAIL, BY FAX OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.NNY1702209-c002 Stamp# 8

IMPORTANT SPECIAL MEETING INFORMATIONElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by3:00 a.m., Eastern Time, on September 12, 2017.Vote by Internet• Go to www.investorvote.com/asbb• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded messageUsing a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. XEmployee Stock Ownership Plan Voting Instruction CardIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3.1. Proposal to approve the Agreement and Plan of Merger andReorganization, dated as of May 1, 2017, by and betweenASB Bancorp, Inc. and First Bancorp, under which ASBBancorp, Inc. will merge with and into First Bancorp, as moreparticularly described in the Proxy Statement/Prospectus.For Against Abstain☐ ☐ ☐2. Proposal to approve, on a non-binding advisory basis, thecompensation that certain executive officers of ASB Bancorp,Inc. will receive under existing agreements or arrangementswith ASB Bancorp, Inc. in connection with the merger.For Against Abstain☐ ☐ ☐3. Proposal to approve the adjournment of the special meeting,if necessary or appropriate, including to solicit additionalproxies to approve the merger agreement.For Against Abstain☐ ☐ ☐B Non-Voting ItemsChange of Address — Please print new address below.Meeting AttendanceMark box to the right ifyou plan to attend theSpecial Meeting.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder maysign but only one signature is required.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.NNY1702209-c002 Stamp# 902N1FB1 U PX +

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.VOTING INSTRUCTION CARD — ASB BANCORP, INC.SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSI understand that Pentegra Trust Company, the ESOP Trustee, is holder of record and custodian of all shares of ASB Bancorp, Inc. (the “Company”) common stock allocatedto me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Shareholders to be heldon September 19, 2017. Accordingly, you are to vote my shares as follows (please check one):THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.Please date, sign and return this card in the enclosed postage-paid envelope no later than September 12, 2017.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE, BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLYIN THE ENCLOSED POSTAGE-PAID ENVELOPE.NNY1702209-c002 Stamp# 10

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.VOTING INSTRUCTION CARD — ASB BANCORP, INC.SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSI understand that Pentegra Trust Company, the ESOP Trustee, is holder of record and custodian of all shares of ASB Bancorp, Inc. (the “Company”) common stock allocatedto me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Shareholders to be heldon September 19, 2017. Accordingly, you are to vote my shares as follows (please check one):THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.Please date, sign and return this card in the enclosed postage-paid envelope no later than September 12, 2017.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE, BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLYIN THE ENCLOSED POSTAGE-PAID ENVELOPE.NNY1702209-c002 Stamp# 10

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 19, 2017This Proxy Statement/Prospectus, as filed with the Securities and Exchange Commission, isavailable at www.investorvote.com/asbbIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.REVOCABLE PROXY — ASB BANCORP, INC.SPECIAL MEETING OF SHAREHOLDERSSEPTEMBER 19, 201710:30 A.M., LOCAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints the official proxy committee of the Board of Directors of ASB Bancorp, Inc. (the “Company”), consisting of John B. Dickson, John B. Gouldand Dr. Kenneth E. Hornowski, and each of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of theCompany which the undersigned is entitled to vote only at the Special Meeting of Shareholders to be held on September 19, 2017 at 10:30 a.m., local time, at The Collider,located at 1 Haywood Street, 4th Floor, Asheville, North Carolina, and at any adjournments thereof, with all of the powers the undersigned would possess if personally presentat such meeting as follows:THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF PROPOSALS 1, 2 AND 3 ABOVE.The above signed acknowledges receipt from ASB Bancorp, Inc., before the execution of this proxy, a proxy statement/prospectus for the Special Meeting of Shareholders.This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR”each of the proposals listed in 1, 2 and 3 above. If any other business is presented at the special meeting, including whether or not to adjourn the meeting, thisproxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting.This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote matters incident to the conduct of the special meeting.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE, BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLYIN THE ENCLOSED POSTAGE-PAID ENVELOPE.NNY1702209-c002 Stamp# 12

Dear ESOP Participant:

On behalf of the Board of Directors of ASB Bancorp, Inc. (the “Company”), I have enclosed with this letter a blue voting instruction form so that you may convey your voting instructions to Pentegra Trust Company, the trustee for the Asheville Savings Bank, S.S.B. Employee Stock Ownership Plan (“ESOP”), on the proposals to be presented at the Special Meeting of Shareholders of the Company to be held on September 19, 2017. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account as of July 19, 2017, the record date for shareholders entitled to vote at the 2017 Special Meeting of Shareholders. To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, you must either complete, sign and submit the enclosed blue voting instruction form in the postage paid envelope provided with this letter; vote by telephone at 1-800-652-VOTE (8683); or vote by Internet at http://www.investorvote.com/asbb no later than 3:00 a.m. Eastern Standard Time on September 12, 2017, so participants might want to vote their shares on or before September 11, 2017.

PLEASE NOTE YOU WILL NOT BE ABLE TO VOTE YOUR SHARES IN THE ESOP IN PERSON AT THE 2017 SPECIAL MEETING OF SHAREHOLDERS.

The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to its fiduciary duties.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Asheville Savings Bank.

Sincerely,

Suzanne S. DeFerie
President and Chief Executive Officer

Stock Award Holder:

On behalf of the Board of Directors of ASB Bancorp, Inc. (the “Company”), I have enclosed with this letter a yellow voting instruction form so that you may convey your voting instructions on your vested and unvested shares of restricted stock to First Bankers Trust Services, Inc., the trustee for the ASB Bancorp, Inc. 2012 Equity Incentive Plan (the “Incentive Plan”), on the proposals presented at the Special Meeting of Shareholders of the Company to be held on September 19, 2017. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

You are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are vested and unvested as of July 19, 2017, the record date for shareholders entitled to vote at the 2017 Special Meeting of Shareholders. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the instructions it receives from you and other Stock Award Holders. To direct the voting of the vested and unvested restricted shares of Company common stock awarded to you under the Incentive Plan, you must either complete, sign and submit the enclosed yellow voting instruction form in the postage paid envelope provided with this letter; vote by fax to First Bankers Trust Services, Inc., Attn: Betsy Gustison at 217-228-6815; or vote by scanning and emailing the completed voting card to Betsy.gustison@fbtservices.com and typing “ASB Bancorp Proxy Vote” in the subject line no later than September 12, 2017.

PLEASE NOTE YOU WILL NOT BE ABLE TO VOTE YOUR SHARES IN THE INCENTIVE PLAN IN PERSON AT THE 2017 SPECIAL MEETING OF SHAREHOLDERS.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Asheville Savings Bank.

Sincerely,

Suzanne S. DeFerie
President and Chief Executive Officer

Dear 401(k) Plan Participant::

On behalf of the Board of Directors of ASB Bancorp, Inc. (the “Company”), I have enclosed with this letter a green voting instruction form so that you may convey your voting instructions to Pentegra Trust Company, the trustee for the Asheville Savings Bank, S.S.B. Retirement Savings Plan (the “401(k) Plan”), on the proposals to be presented at the Special Meeting of Shareholders of the Company to be held on September 19, 2017. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

As a 401(k) Plan participant investing in the Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of July 19, 2017, the record date for shareholders entitled to vote at the 2017 Special Meeting of Shareholders.

At this time, in order to direct the voting of your shares of Company common stock credited to your account in the 401(k) Plan, you must either complete, sign and submit the enclosed green voting instruction form in the postage paid envelope provided with this letter; vote by telephone at 1-800-652-VOTE (8683); or vote by Internet at http://www.investorvote.com/asbb no later than 3:00 a.m. Eastern Standard Time on September 12, 2017, so participants might want to vote their shares on or before September 11, 2017.

PLEASE NOTE YOU WILL NOT BE ABLE TO VOTE YOUR SHARES IN THE 401(K) PLAN IN PERSON AT THE 2017 SPECIAL MEETING OF SHAREHOLDERS.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Asheville Savings Bank.

Sincerely,

Suzanne S. DeFerie
President and Chief Executive Officer